UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 9, 2018

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Avangrid, Inc.
(Exact name of registrant as specified in its charter)

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New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut	6,477
(Address of principal executive offices)	(Zip Code)

(207) 629-1200
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01    Entry into a Material Definitive Agreement.

On October 9, 2018, Central Maine Power Company (“CMP”), a subsidiary of Avangrid, Inc. (the “Corporation”), entered into amendments (the “First Amendments” and each, a “First Amendment”) to the following three transmission service agreements (each, a “TSA” and collectively, the “TSAs”), each dated as of June 13, 2018, in connection with the New England Clean Energy Connect transmission line (“NECEC”):

1.
TSA with NSTAR Electric Company (d/b/a Eversource), pursuant to which CMP will provide 579.335 MW of firm transmission service over the NECEC for a twenty year term commencing on the commercial operation date of the NECEC (the “COD”).

2.
TSA with Massachusetts Electric Company (d/b/a National Grid) and Nantucket Electric Company (d/b/a National Grid), pursuant to which CMP will provide 498.348 MW of firm transmission service over the NECEC for a twenty year term commencing on the COD.

3.	TSA with Fitchburg Gas and Electric Light Company (d/b/a Unitil), pursuant to which CMP will provide 12.317 MW of firm transmission service over the NECEC for a twenty year term commencing on the COD.

The First Amendments extend (i) the trigger date for the escalation in monthly transmission service payments by the Massachusetts electric distribution companies listed above to CMP from January 25, 2019 to June 25, 2019; and (ii) the date by which the TSAs may be terminated by either party without liability if the final non-appealable approval of the Massachusetts Department of Public Utilities in accordance with Section 83D of the Massachusetts Act Relative to Green Communities is not received from January 25, 2020 to June 25, 2020.

The foregoing description of the First Amendments is not complete and is qualified in its entirety by reference to the amendments, which are attached to this current report as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3 and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.     Description

10.1	First Amendment to Transmission Service Agreement dated October 9, 2018 by and between Central Maine Power Company and NSTAR Electric Company (d/b/a Eversource).

10.2
First Amendment to Transmission Service Agreement dated October 9, 2018 by and among Central Maine Power Company, Massachusetts Electric Company (d/b/a National Grid), and Nantucket Electric Company (d/b/a National Grid).

10.3	First Amendment to Transmission Service Agreement dated October 9, 2018 by and between Central Maine Power Company and Fitchburg Gas and Electric Light Company (d/b/a Unitil).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ Douglas Stuver
Name:	Douglas Stuver
Title:	Senior Vice President – Chief Financial Officer

Dated: October 15, 2018